SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                         __________________


                              FORM 8-K

                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 1, 2003


          CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION

          (Exact Name of Registrant as Specified in Charter)


  Delaware                          1-16709                 13-4182182
 (State or Other Jurisdiction     (Commission            (IRS Employer
  of Incorporation)               File Number)       Identification No.)


85 Broad Street, New York, New York                       10004
(Address of Principal Executive Offices)                (Zip Code)

      Registrant's telephone number, including area code: (212) 902-1000



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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.


Trustee's Report with respect to the June 1, 2003 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1

Trustee's Report with respect to the June 1, 2003 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust KeyCorp Institutional Capital A Certificates Series 2002-1







































                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT AND ASSET REPACKAGING
                                        VEHICLE CORPORATION


Date:  June 2, 2003                 By:  /s/ Ram Sundaram
                                        Name: Ram Sundaram
                                        Title:  President









EXHIBIT INDEX

Exhibit

99. Trustee's Report in respect to the June 1, 2003 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1

99.1 Trustee's Report with respect to the June 1, 2003 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust KeyCorp Institutional Capital A Certificates Series 2002-1







                                            Exhibit 99

To the Holders of

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1, CUSIP: 744393208 (the "Certificates")

Wells Fargo Bank Minnesota, National Association, as Trustee for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2001-1, hereby gives notice with respect to the Distribution occurring on June 1, 2003
(the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Certificate, is as set forth below:

      Principal      Interest        Premium        Total Distribution
       $0.00        $0.14895833778   $0.00            $0.14895833778

2.    The applicable interest rate: 7.15%

3. The aggregate stated principal amount of the Securities as of such Distribution Date was $26,000,000.00. The interest rate applicable to the Securities for the immediately following Security Accrual Period is 7.83%

4. The amounts received by the Trustee in respect of the Securities during the immediately preceding Security Accrual Period was $1,017,900.00.

5. The amounts paid by the Trustee to the Swap Counterparty under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $1,017,900.00.

6. The amounts received by the Trustee as payments under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $167,578.13

7. The Principal Balance at the close of business on the Business Day immediately preceding the Distribution Date was $28,125,000.00

8. The current ratings of the Certificates and the Securities are "A2" by Moody's Investors and "A-" by Standard & Poor's.

9. There was no cumulative amount of Extraordinary Trust Expenses, as of the Distribution Date.

            Wells Fargo Bank Minnesota, National Association, as Trustee



                                Exhibit 99.1

To the Holders of

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust KeyCorp Institutional Capital A Certificates Series 2002-1, CUSIP: 744393307 (the "Certificates")

Wells Fargo Bank Minnesota, National Association, as Trustee for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2002-1, hereby gives notice with respect to the Distribution occurring on June 1, 2003
(the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Certificate, is as set forth below:

     Principal      Interest          Premium           Total Distribution
      $0.00          $0.9375          $0.00                   $0.9375

2.   The applicable interest rate: 7.50%

3. The aggregate stated principal amount of the Securities as of such Distribution Date was $28,340,000.00. The interest rate applicable to the Securities for the immediately following Security Accrual Period is 7.826%

4. The amounts received by the Trustee in respect of the Securities during the immediately preceding Security Accrual Period was $1,108,944.20.

5. The Principal Balance at the close of business on the Business Day immediately preceding the Distribution Date was $29,571,825.00

6. The current ratings of the Certificates are "A3" by Moody's Investors and "BBB" by Standard & Poor's. The Current rating of the Securities are "A3" by Moody's Investors, "BBB" by Standard & Poor's and "A-" by Fitch Ratings.

7. There was no cumulative amount of Extraordinary Trust Expenses, as of the Distribution Date.

           Wells Fargo Bank Minnesota, National Association, as Trustee